EXHIBIT 10.5

                   DEBENTURES ISSUED TO eANGELS INTERNATIONAL


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                                    DEBENTURE

Principal Amount:  $20,000
Dated:  February 28, 2002.

State of Florida

         FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of eAngels International or assignee, the sum of Twenty Thousand ($20,000-) together with interest thereon at the rate of 10% per annum on the unpaid balance. Said sum will be paid in the manner following:

         Interest commences accruing on March 1, 2002.

         All payments shall be first applied to interest and the balance to principal. This note may be repaid, at any time, in whole or in part, without penalty. All repayments shall be applied to principal.

         In the event this note shall be in default, and placed with an attorney for collection, then the undersigned agree to pay all reasonable attorney fees and cost of collection. All payments hereunder shall be made to such address as may from time to time designated by the holder.

         The undersigned and all other parties to this debenture, whether as endorsers, guarantors or sureties, agree to remain fully bound hereunder until this debenture shall be fully paid and waive demand, presentment and protest and all notices thereto and further agree to remain bound, notwithstanding any extension, renewal, modification, waiver, or other indulgence by any holder or upon the discharge or release of any obligor hereunder or to this note, or upon the exchange, substitution, or release of any collateral granted as security for this debenture. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change of terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgement of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessary successive. This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Florida. The undersigned hereby execute this debenture as principals and not as sureties.

Signed in the presence of:

/s/ Garrett Krause
-------------------------------------

/s/                                   Witness
-------------------------------------

Borrower:  Wilmington Rexford, Inc.


/s/ Robert Taylor
-------------------------------------

/s/                                   Witness
-------------------------------------


Holder:  eAngels International (Grinfeld Investments, Inc.)




MIA1\CORPSEC\259109.1


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The foregoing  Debenture is one of a series of  Debentures  issued by Wilmington
Rexford, Inc. to eAngels International (Grinfeld Investments, Inc.). The terms of the other Debentures are as set forth below:

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 PRINCIPAL AMOUNT                 DATED                   INTEREST ACCRUAL
                                                             COMMENCES
-------------------------------------------------------------------------------
   $150,000.00                March 19, 2002               March 20, 2002
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    $15,000.00                March 29, 2002               March 30, 2002
-------------------------------------------------------------------------------
   $150,000.00                  May 2, 2002                  May 3, 2002
-------------------------------------------------------------------------------
    $20,000.00                  May 6, 2002                  May 7, 2002
-------------------------------------------------------------------------------
     $1,500.00                 May 23, 2002                 May 24, 2002
-------------------------------------------------------------------------------
    $14,500.00                June 21, 2002                 June 22, 2002
-------------------------------------------------------------------------------
     $8,983.88                June 30, 2002                  July 1, 2002
-------------------------------------------------------------------------------
     $4,000.00                 July 2, 2002                  July 3, 2002
-------------------------------------------------------------------------------
     $1,000.00                July 16, 2002                 July 17, 2002
-------------------------------------------------------------------------------
     $1,500.00                July 18, 2002                 July 19, 2002
-------------------------------------------------------------------------------
     $4,485.00                August 7, 2002               August 8, 2002
-------------------------------------------------------------------------------
     $3,000.00                August 7, 2002               August 8, 2002
-------------------------------------------------------------------------------
   $200,000.00                August 8, 2002               August 9, 2002
-------------------------------------------------------------------------------
    $10,000.00               August 16, 2002               August 17, 2002
-------------------------------------------------------------------------------
    $30,000.00               August 29, 2002               August 29, 2002
-------------------------------------------------------------------------------
    $20,000.00              September 13, 2002            September 14, 2002
-------------------------------------------------------------------------------
     $5,000.00              September 19, 2002            September 20, 2002
-------------------------------------------------------------------------------
    $55,488.51              September 30, 2002              October 1, 2002
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